UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2019

Sono-Tek Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 0-16035

New York	14-1568099
(State of Incorporation)	(I.R.S. Employer ID No.)

2012 Route 9W, Milton, New York	12547
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (845) 795-2020

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 7, 2019, the Board of Directors of Sono-Tek Corporation (“the Company”) approved two amendments to the Company’s By-Laws, effective immediately, to add a new Section 2(f) to Article II and to add a new Section 1(d) to Article III.

New Section 2(f) to Article II sets forth advance notice and other procedural requirements that a shareholder must follow if such shareholder intends to propose business to be transacted at a shareholder meeting, if such business is not otherwise included in a proxy statement of the Company.

New Section 1(d) to Article III sets forth advance notice and other procedural requirements that a shareholder must follow if such shareholder intends to nominate persons for election to the Company’s Board of Directors at the Company’s annual meeting of shareholders.

The amended By-Laws of the Company reflecting these amendments are filed as Exhibit 3.1 to this report.

ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits

3.1 By-Laws of Sono-Tek Corporation, as amended

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONO-TEK CORPORATION

By: /s/ Stephen J. Bagley

Stephen J. Bagley

Chief Financial Officer

March 13, 2019